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                               CAMBREX CORPORATION
                           ANNUAL REPORT ON FORM 10-K

                                  EXHIBIT 10.21

                           REVISED SCHEDULE OF PARTIES

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
NAME                    TITLE                                                   DATE OF AGREEMENT
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
Peter E. Thauer         Senior Vice President, Law and Environment,                  02/06/06
                        General Counsel and Corporate Secretary

Steven M. Klosk         Executive Vice President, Chief Operating                    02/06/06
                        Officer

Luke M. Beshar          Executive Vice President, Strategy                           02/06/06
                        & Corporate Development
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